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Exhibit 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended June 30, 2002, I, Collin J. D'Silva, Chairman of the Board, President and Chief Executive Officer of Transgenomic, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

          (1)  such Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  the information contained in such Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Transgenomic, Inc..

/s/ COLLIN J. D'SILVA Collin J. D'Silva Chairman of the Board, President and Chief Executive Officer

Date: August 14, 2002

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  Exhibit 99.1